UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2010
AMH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-115543	16-1693178

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road Cuyahoga Falls, Ohio	44223

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 929-1811
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 17, 2010, Associated Materials, LLC (the “Company”), which is an indirect subsidiary of AMH Holdings, LLC, amended its employment agreements with the following officers: Mr. Thomas N. Chieffe, President and Chief Executive Officer, Mr. Stephen E. Graham, Vice President – Chief Financial Officer, Treasurer and Secretary, Mr. Robert M. Franco, President of AMI Distribution, Mr. Warren J. Arthur, Senior Vice President of Operations and Mr. John F. Haumesser, Vice President of Human Resources.
Item 1 on Exhibit A “Annual Incentive Bonus” of the employment agreement of each officer was amended to change the measurement date for the base salary to be used in the annual incentive bonus calculation from April 1 to December 31 of the calendar year to which the bonus relates.
Mr. Arthur’s employment agreement was also amended to reflect his current annual base salary of $250,000.
The remaining terms and conditions of the employment agreement of each officer remain unchanged from the previous versions of such agreements, filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 9, 2009 (in the case of Mr. Graham), as Exhibits 10.1 through 10.3 to the Current Report on Form 8-K filed on April 4, 2008 (in the cases of Mr. Chieffe, Mr. Franco and Mr. Arthur, respectively) and as Exhibit 10.4 to the Quarterly Report on Form 10-Q filed on May 16, 2006 (in the case of Mr. Haumesser). The descriptions of the terms and conditions included in such filings are incorporated into this Item 5.02 by reference as though fully set forth herein.
Copies of the amended and restated employment agreements of such officers are attached as Exhibits 10.1 through 10.5 hereto and are incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Document

10.1	Amended and Restated Employment Agreement, dated as of February 17, 2010 by and between Associated Materials, LLC and Thomas Chieffe.

10.2	Amended and Restated Employment Agreement, dated as of February 17, 2010 by and between Associated Materials, LLC and Stephen Graham.

10.3	Amended and Restated Employment Agreement, dated as of February 17, 2010 by and between Associated Materials, LLC and Robert M. Franco.

10.4	Amended and Restated Employment Agreement, dated as of February 17, 2010 by and between Associated Materials, LLC and Warren J. Arthur.

10.5	Amended and Restated Employment Agreement, dated as of February 17, 2010 by and between Associated Materials, LLC and John F. Haumesser.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMH HOLDINGS, LLC
DATE: February 23, 2010	By:	/s/ Stephen E. Graham
Stephen E. Graham
Vice President — Chief Financial Officer, Treasurer and Secretary